Exhibit 99

April 17, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

We have read Tideland's Oil & Gas Corporation's (the "Company") statements made in accordance with Item 4.02 of 8-K, as a part of the Company's Form 8-K filed with the SEC on April 17, 2006 and are in agreement with the statements made by the registrant in the filing.


/s/ Baum & Company, P.A.
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Baum & Co.
Coral Springs, Florida
April 17, 2006